UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2005
Date of Report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

PXRE House	P.O. Box HM 1282
110 Pitts Bay Road	Hamilton HM FX
Pembroke HM 08	Bermuda
Bermuda
(Address, including zip code, of principal executive offices)	(Mailing address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On May 16, 2005, Gerald L. Radke, Chairman of the Board of PXRE Group Ltd., adopted a written plan in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 for the purpose of selling a portion of his PXRE equity holdings. Mr. Radke retired as PXRE’s Chief Executive Officer on June 30, 2003. The plan will cover the possible exercise of approximately 82,000 options over a one-year period, subject to market conditions and the terms of the plan. All of the options included under Mr. Radke’s 10b5-1 plan are due to expire on June 30, 2006, the third anniversary of his retirement.

Sales under the 10b5-1 plan will be made from time to time at the discretion of an independent broker.

A Rule 10b5-1 plan is designed to enable an executive to avoid any real or perceived conflict of interest in connection with the trading of company securities. A written plan is established at a time when the executive does not have material inside information. Once the plan is executed, the executive does not retain any discretion over the shares traded as the broker administering the plan is authorized to trade company securities in volumes and at prices determined independently by the broker subject to the limitations set forth in the plan.

Item 7.01.  Regulation FD Disclosure

PXRE Group Ltd. (“PXRE”) will participate in Keefe Bruyette & Woods Inaugural Reinsurance Conference in London, England (the “KBW Conference”) on Thursday, May 19, 2005. Representing PXRE will be Jeffrey Radke, President and Chief Executive Officer, and John Modin, Executive Vice President and Chief Financial Officer. A copy of the PowerPoint presentation material to be presented by PXRE at the KBW Conference is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information in this report and Exhibit 99.1 attached hereto are furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by PXRE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by PXRE that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of PXRE or any of its affiliates.

Forward-Looking Statements and Qualifications

Statements in this report that are not strictly historical are forward-looking and are based upon current expectations and assumptions of management. Statements included herein (or therein), as well as statements made by or on behalf of PXRE in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “anticipate,” “expect,” “outlook,” or variations of such words or similar expressions, are based upon current expectations and are subject to risk and uncertainties. PXRE cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following: (i) because of exposure to catastrophes, PXRE’s financial results may vary significantly from period to period; (ii) PXRE may be overexposed to losses in certain geographic areas for certain types of catastrophe events; (iii) PXRE operates in a highly competitive environment; (iv) reinsurance prices may decline, which could affect PXRE’s profitability; (v) underwriting reinsurance includes the application of judgment, the assessment of probabilities and outcomes, and assumption of correlations, which are subject to inherent uncertainties; (vi) reserving for losses includes significant estimates which are also subject to inherent uncertainties; (vii) a decline in the credit rating assigned to PXRE’s claim-paying ability may impact its potential to write new or renewal business; (viii) a decline in PXRE’s ratings may require us to transfer premiums retained by us into a beneficiary trust or may allow clients to terminate their contract with us; (ix) PXRE’s investment portfolio is subject to market and credit risks which could result in a material adverse impact on its financial position or results; (x) because PXRE depends on a few reinsurance brokers for a large portion of revenue, loss of business provided by them could adversely affect us; and PXRE’s reliance on reinsurance brokers exposes us to their credit risk; (xi) PXRE may be adversely affected by foreign currency fluctuations; (xii) retrocessional reinsurance subjects us to credit risk and may become unavailable on acceptable terms; (xiii) the impairment of PXRE’s ability to provide collateral to cedents could affect its ability to offer reinsurance in certain markets; (xiv) the reinsurance business is historically cyclical, and PXRE may experience periods with excess underwriting capacity and unfavorable premium rates; conversely, PXRE may have a shortage of underwriting capacity when premium rates are strong; (xv) regulatory constraints may restrict PXRE’s ability to operate its business; (xvi) contention by the United States Internal Revenue Service that PXRE or its offshore subsidiaries are subject to U.S. taxation could result in a material adverse impact on PXRE’s financial position or results; and (xvii) changes in tax laws, tax treaties, tax rules and interpretations could result in a material adverse impact on PXRE’s financial position or results. In addition to the factors outlined above that are directly related to PXRE’s business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, the loss of key employees and other factors set forth in PXRE’s SEC filings. The factors listed above should not be construed as exhaustive. Therefore, actual results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements.

PXRE undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events (including catastrophe events), or otherwise.

Item 9.01.   Financial Statements and Exhibits

(c)     Exhibits

Exhibit No.     Description

99.1                 PXRE Group Ltd. Reinsurance Presentation – Keefe, Bruyette & Woods, May 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd. (Registrant)

By: /s/ Robert Myron
Name: Robert Myron
Title: Senior Vice President & Treasurer

Date:  May 16, 2005